SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 29, 2003
                                                          --------------


                      LEXINGTON CORPORATE PROPERTIES TRUST
                      ------------------------------------
             (Exact Name of Registrant as specified in its charter)


          Maryland                    1-12386                 13-3717318
          --------                    -------                ----------
(State or other jurisdiction       (Commission File         (IRS Employer
     of incorporation)                 Number)            Identification No.)


                 355 Lexington Avenue, New York, New York 10017
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               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 692-7260
                                 --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

      On April 29, 2003, Lexington Corporate Properties Trust, a Maryland statutory real estate investment trust (the "Trust"), entered into an Underwriting Agreement, dated as of April 29, 2003 (the "Underwriting Agreement"), between Wachovia Securities, Inc. ("Wachovia"), on the one hand, and Lexington Corporate Properties Trust, Lepercq Corporate Income Fund L.P. ("LCIF I"), Lepercq Corporate Income Fund II L.P. ("LCIF II") and Net 3 Acquisition L.P. ("Net 3"), on the other, with respect to the offering by the Trust (the "Offering") of 4,500,000 shares of the Trust's common shares of beneficial interest, par value $0.0001 per share ("Common Shares") pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-49351) (the "Registration Statement") as amended and supplemented by a prospectus supplement dated April 29, 2003. The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

      On April 30, 2003, the Trust issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

      In addition, attached as Exhibit 1.2 hereto is the Underwriting Agreement, dated as of September 18, 2002, by and among Wachovia, A.G. Edwards & Sons, Inc. and Raymond James & Associates, Inc., as the representatives of the several underwriters named in Schedule I thereto, on the one hand, and the Trust, LCIF I, LCIF II and Net 3, on the other, with respect to the offering by the Trust of 2,400,000 Common Shares, with an option to purchase an additional 360,000 Common Shares to cover overallotments, pursuant to the Registration Statement as amended and supplemented by a prospectus supplement dated September 18, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) not applicable

      (b) not applicable

      (c) Exhibits

           1.1 Underwriting Agreement, dated as of April 29, 2003, between Wachovia Securities, Inc., on the one hand, and Lexington Corporate Properties Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P., on the other.

           1.2 Underwriting Agreement, dated as of September 18, 2002, between Wachovia Securities, Inc., A.G. Edwards & Sons, Inc. and Raymond James & Associates, Inc., as the representatives of the several underwriters named in Schedule I thereto, on the one hand, and Lexington Corporate Properties Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P., on the other.

           99.1 Press Release dated April 30, 2003.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               By: Lexington Corporate Properties
                                      Trust

May 6, 2003                    By:/s/ Patrick Carroll
                                  --------------------------
                                  Patrick Carroll
                                  Chief Financial Officer